Intangible Assets, Net - Schedule of Estimated Amortization Expenses for the Intangible Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)
Schedule of Estimated Amortization Expenses for the Intangible Assets [Abstract]
2024 (July – December)	¥ 36	$ 5
2025	70	10			¥ 70	$ 10
2026	61	8			70	10
Amortization expenses for intangible assets	¥ 167	$ 23	¥ 167	$ 23	¥ 201	$ 28